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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  October 5, 1995


                          WEATHERFORD ENTERRA, INC.
          (Exact name of registrant as specified in its charter)


             DELAWARE                      1-7867               74-1681642
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
        of incorporation)                                   Identification No.)



    1360 POST OAK BOULEVARD, SUITE 1000
               HOUSTON, TEXAS                            77056-3098
  (Address of principal executive offices)               (Zip Code)





      Registrant's telephone number, including area code: (713) 439-9400

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On October 5, 1995, Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and Enterra Corporation, a Delaware corporation ("Enterra"), completed the previously-announced merger (the "Merger") of Enterra with and into Weatherford. Effective as of the effective time of the Merger (the "Effective Time"), (i) the surviving corporation of the Merger ("WEI") was renamed "Weatherford Enterra, Inc." and (ii) Weatherford effected a one-for-two reverse stock split (the "Reverse Stock Split") of its outstanding common stock, par value $.10 per share (the "Weatherford Common Stock").

     Pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995 (the "Merger Agreement"), as amended as of August 28, 1995 and as of October 5, 1995, between Weatherford and Enterra, each of Enterra's approximately 28 million outstanding shares of common stock, par value
$1.00 per share, was as of the Effective Time converted into the right to receive 0.845 of a share (which number reflects the Reverse Stock Split) of Weatherford Common Stock. The Merger is intended to be treated as a "pooling of interests" for accounting purposes under Accounting Principles Board Opinion No. 16. The Merger Agreement and Amendment No. 1 to the Merger Agreement have been previously filed with the Securities and Exchange Commission (the "Commission") as Exhibit 2.1 to Weatherford's
Registration Statement on Form S-4 (Registration Number 33-62195) and are incorporated herein by reference. Amendment No. 2 to the Merger Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

     Prior to the Merger, Enterra was a worldwide provider of specialized services and products to the oil and gas exploration, production and transmission industries. WEI intends to continue to provide products and services around the world to the oil and gas exploration, production and transmission industries.

     A press release relating to the closing of the Merger, dated October 5, 1995, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Financial statements of Enterra for the periods specified in Rule 3-05(b) of Regulation S-X have been previously filed with the Commission as part of Weatherford's Registration Statement on Form S-4 (Registration Number 33-62195) and are incorporated herein by reference.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     Pro forma financial information required pursuant to Article 11 of Regulation S-X has been previously filed with the Commission as part of Weatherford's Registration Statement on Form S-4 (Registration Number 33-62195) and is incorporated herein by reference.

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     (c)  EXHIBITS.

 2.1    Agreement and Plan of Merger dated as of June 23,
        1995, as amended as of August 28, 1995, between Weatherford and Enterra (incorporated by reference to Exhibit 2.1 to Weatherford's Registration Statement on
        Form S-4 (Registration No. 33-62195)).

 2.2 Amendment No. 2 to Agreement and Plan of Merger dated as of October 5, 1995, between Weatherford and Enterra.

99.1    Press Release of WEI dated October 5, 1995.


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                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WEATHERFORD ENTERRA, INC.



Dated: October 16, 1995                       /s/ H. SUZANNE THOMAS
                                       -------------------------------------
                                                  H. Suzanne Thomas
                                          Senior Vice President, Secretary
                                                  and General Counsel

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                                EXHIBIT INDEX

 2.1    Agreement and Plan of Merger dated as of June 23,
        1995, as amended as of August 28, 1995, between Weatherford and Enterra (incorporated by reference to Exhibit 2.1 to Weatherford's Registration Statement on
        Form S-4 (Registration No. 33-62195)).

 2.2 Amendment No. 2 to Agreement and Plan of Merger dated as of October 5, 1995, between Weatherford and Enterra.

99.1    Press Release of WEI dated October 5, 1995.